RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
NOTE 21 - RELATED PARTY TRANSACTIONS

The transactions we have with related parties are compensation arrangements for both current compensation, share based compensation and compensation under options for our officers and directors. We also paid service fees to two corporations controlled by two of our officers.

Executive officers and directors participate in the Corporation’s stock option plan. Executive officers are covered under the Corporation’s health plan.

Key management personnel compensation is comprised of:

In Thousands of US Dollars
Description	2019	2018	2017
Salaries	$–	$–	$–
Short-term employee benefits	2	13	2
Stock-based compensation	2,998	3,814	6,072
Total	$3,000	$3,827	$6,074

Total honorariums earned by the independent directors of the Corporation for participation in Board and Committee meetings were $0, $13,500 and $0 for the years ended December 31, 2019, 2018 and 2017, respectively.

Our Chief Financial Officer receives no compensation as an individual and receives no deferred or incentive compensation. We do make payments in the form of contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $480,000, $442,500 and $240,000 for the years ended December 31, 2019, 2018 and 2017, respectively.

Our Corporate Legal Counsel receives no compensation as an individual and receives no deferred or incentive compensation. We do make payments in the form of contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $289,992, $223,372 and $199,950 for the years ended December 31, 2019, 2018 and 2017, respectively.